UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |   Definitive Proxy Statement

|X|   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-12

                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
	  PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)
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                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

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      (2)  Aggregate number of securities to which transaction applies:

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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:

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      (5)  Total fee paid:

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| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

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      (2)  Form, Schedule or Registration Statement No.:

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      (3)  Filing Party:

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      (4)  Date Filed:

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

                                      [LOGO]

                           PIONEER CLOSED-END FUNDS

                            INBOUND LINE MESSAGING

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                          INBOUND - CLOSED RECORDING

Thank you for calling the Pioneer Closed-End Funds proxy voting line. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

                        INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Pioneer Closed-End Funds proxy voting line. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                           END OF CAMPAIGN MESSAGE*

Thank you for calling the Pioneer Closed-End Funds proxy voting line. The Annual Meeting of Stockholders scheduled for September 12, 2023 has concluded. As a result, this toll-free number is no longer in service for proxy related stockholder calls. If you have questions about your investment, please contact your Financial Advisor or call the Funds directly at 1-800-710-0935. Thank you.

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*Please note that the End Of Campaign Message should not be applied until MSFS has provided instruction to do so.

 [LOGO]                                        AAM - PIONEER CLOSED-END FUNDS
                                          CALL CENTER OUTBOUND CALLING SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER'S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the <<FUND NAME>>. Materials were sent to you for the upcoming Annual Meeting of Stockholders scheduled to take place on September 12, 2023 and at this time we have not yet received your vote. The Board of Directors is recommending a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for shareholders response)

If YES or a positive response from the shareholder:

If we identify any additional accounts you own prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today?

(Pause for shareholders response)

(Proceed to confirming the vote with the shareholder)

If NO, a negative response from the shareholder, or a shareholder has not received the information:

The purpose of the Meeting is to consider and vote upon the election of three Directors of your fund. Each elected Director will serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies.

With that being said, your Board of Directors is recommending a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for shareholders response and answer questions they might have)

If a shareholders still chooses not to vote:

I understand you do not wish to vote at this time. Thank you and have a good day.

Shareholder Not Available:

We can be reached toll-free at 1-833-406-5626, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time. Your time today is appreciated. Thank you and have a good day.

Confirming the vote with the shareholder:

I am recording your vote (RECAP VOTING INSTRUCTIONS FOR THE PROPOSAL).

For confirmation purposes please state your full name.

(Pause for shareholder's response)

According to our records, you reside in (city, state, zip code).

(Pause for shareholder's response)

To ensure that we have the correct address for the letter confirming your vote, please state your street address.

(Pause for shareholder's response)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

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 FOR MSFS and DA PURPOSES ONLY                             Updated: 8/10/2023

 [LOGO]                                         AAM - PIONEER CLOSED-END FUNDS
                                        CALL CENTER VOICEMAIL MESSAGING SCRIPT

Hello.

I am calling on behalf of your current investment in <<insert FUND NAME here>>.

The Annual Meeting of Stockholders is scheduled to take place on September 12, 2023. All stockholders are being asked to consider and vote on an important matter. As of today your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at 1-833-406-5626, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day.

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 FOR MSFS and DA PURPOSES ONLY                             Updated: 8/10/2023